UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 5, 2019

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip code)

(425) 679-7200
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	The Nasdaq Global Select Market
Expedia Group, Inc. 2.500% Senior Notes due 2022	EXPE22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On June 5, 2019, Expedia Group, Inc., a Delaware corporation (the “Company” or “Expedia Group”), Liberty Expedia Holdings, Inc., a Delaware corporation (“LEXPE”), LEMS I LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger LLC”), and LEMS II Inc., a Delaware corporation and a wholly owned subsidiary of Merger LLC (“Merger Sub”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of April 15, 2019, by and among the Company, LEXPE, Merger LLC and Merger Sub (the “Merger Agreement”).

The Amendment revises the method of settlement of specified LEXPE stock options (the “Cash-Settled Options”) in connection with the Merger (as defined in the Merger Agreement) so that, upon completion of the Merger, a holder of Cash-Settled Options will receive cash (without interest) (rather than shares of Expedia Group common stock, par value $0.0001 per share (the “Company Common Stock”)) in satisfaction of the spread value of the Cash-Settled Options, less applicable tax withholdings.  Each LEXPE stock option (whether or not vested) outstanding immediately prior to the Merger other than a Cash-Settled Option (the “Stock- Settled Options”) will be canceled and converted into the right to receive (without interest) a number of shares of Company Common Stock equal to (x) 0.36 multiplied by (y) the number of shares covered by such LEXPE stock option (after deducting a number of shares sufficient to cover the option exercise price), less applicable tax withholdings, with the number of shares of Company Common Stock to be delivered to each holder of Stock-Settled Options aggregated and rounded up to the next whole share of Company Common Stock.

The Amendment also provides that each share of LEXPE Series A common stock and LEXPE Series B common stock (other than shares held by LEXPE as treasury stock or held directly by Expedia Group) will be converted into the right to receive a number of shares of Company Common Stock such that each holder of record of shares of LEXPE Series A common stock or LEXPE Series B common stock shall have the right to receive, in the aggregate, a number of shares of Company Common Stock equal to the product of the total number of shares of such series of LEXPE common stock held of record by such holder immediately prior to the Merger multiplied by an exchange ratio equal to 0.36, with such product rounded up to the next whole share of Company Common Stock (instead of providing that each holder of record of shares of LEXPE Series A common stock or LEXPE Series B common stock receive cash in lieu of fractional shares of Expedia Group common stock).

The Amendment also replaces Exhibits B, C, and D to the Merger Agreement, comprising the form of the certificate of merger and representation letters related to the closing tax opinions, with revised versions reflecting the above-mentioned changes to the Merger Agreement.

Except as modified by the Amendment, the terms of the Merger Agreement in the form filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on April 16, 2019 are unchanged.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger by and among Expedia Group, Inc., LEMS II Inc., LEMS I LLC and Liberty Expedia Holdings, Inc., dated as of June 5, 2019†

† Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

Caution Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as “plan,” “target,” “goal,”  “believes,” “intends,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import or future or conditional verbs such as will, may, might, should, would, could, or similar variations. Similarly, statements herein that describe the proposed transaction, including its financial and operational impact, and other statements of the parties’ or management’s plans, expectations, objectives, projections, beliefs, intentions, goals, and statements about the benefits of the proposed transaction, the expected timing of completion of the proposed transaction, and other statements that are not historical facts are also forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Expedia Group or LEXPE stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the unpredictability of the commercial success of Expedia Group’s or LEXPE’s respective businesses or operations; risks related to Expedia Group’s or LEXPE’s acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets; technological changes and other trends affecting the travel industry; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transactions; competitive responses to the transactions; the ability of the parties to consummate the proposed transaction on a timely basis or at all and the satisfaction of the conditions precedent to consummation of the proposed transaction, including, but not limited to, approval by LEXPE’s stockholders; the possibility that the transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of LEXPE and Mr. Diller to consummate the initial exchange transaction; the ability of Expedia Group to implement its plans, forecasts and other expectations with respect to LEXPE’s business after the completion of the proposed transaction and realize expected benefits; business disruption following the transaction; the proposed transaction may not be completed on the timeframe expected or at all; diversion of management’s attention from ongoing business operations and opportunities; litigation relating to the transactions and the other risks and important factors contained and identified in the Form S-4, as well as in Expedia Group’s and LEXPE’s other filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements, the registration statement on Form S-4 filed by Expedia Group and the proxy statement of LEXPE with respect to the vote of its stockholders to approve the transactions (included as part of the Expedia Group registration statement on Form S-4). As a result of these and other risks, the proposed transaction may not be completed on the timeframe expected or at all.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither LEXPE nor Expedia Group assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information

In connection with the proposed transaction, Expedia Group has filed a registration statement on Form S-4, which includes a document that serves as a preliminary prospectus of Expedia Group and a preliminary proxy statement of LEXPE (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC.  The proposed transaction involving LEXPE and Expedia Group will be submitted to LEXPE’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SECURITY HOLDERS OF EXPEDIA GROUP AND LEXPE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE COMBINATION AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be sent to LEXPE stockholders.  Investors and security holders may obtain these documents free of charge from the SEC’s website or from Expedia Group or LEXPE. The documents filed by Expedia Group may be obtained free of charge at Expedia Group’s website at www.expediagroup.com or at the SEC’s website at www.sec.gov, or from Expedia Group by contacting Expedia Group’s Investor Relations department at (425) 679-3759. The documents filed by LEXPE may be obtained free of charge at LEXPE’s website at www.libertyexpedia.com or at the SEC’s website at www.sec.gov, or from LEXPE by requesting them by mail at Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone (844) 795-9468.

Participants in the Solicitation

Expedia Group and LEXPE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Expedia Group’s directors and executive officers is available in Expedia Group’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 8, 2019, as amended on Form 10-K/A filed on April 29, 2019. Information about LEXPE’s directors and executive officers is available in LEXPE’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 8, 2019, as amended on Form 10-K/A filed on April 30, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Expedia Group or LEXPE as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary

Dated: June 5, 2019